Unknown;goundrey_j;

                                SUB-ITEM 77Q1(A)

Appendix A, dated June 19, 2012 to the Master Amended and Restated By-Laws for MFS Series Trust XV, dated January 1, 2002 as revised through August 22, 2007, is contained in Post-Effective Amendment No. 50 to the Registration Statement of MFS Series Trust III (File Nos. 2-60491 and 811-2794), as filed with the Securities and Exchange Commission via EDGAR on June 29, 2012, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.


An Amendment, dated August 14, 2012, to the Amended and Restated Declaration of Trust of MFS Series Trust XV, dated July 24, 2007, is contained in Post-Effective Amendment No. 49 to the Registration Statement of MFS Series Trust XV (File Nos. 2-96738 and 811-4253), as filed with the Securities and Exchange Commission via EDGAR on August 27, 2012, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.


                               MFS SERIES TRUST VI

                           CERTIFICATION OF AMENDMENT
                           TO THE DECLARATION OF TRUST


                         REDESIGNATION OF CLASS W SHARES

      Pursuant to Sections 6.10 and 9.3 of the Amended and Restated Declaration of Trust dated December 16, 2004, as amended (the "Declaration"), of MFS Series Trust VI, a business trust organized under the laws of The Commonwealth of Massachusetts (the "Trust"), the undersigned Trustees of the Trust, being a majority of the Trustees of the Trust, do hereby redesignate all existing Class W Shares (as defined in the Declaration) of MFS Utilities Fund, a series of the Trust, as "Class R5 Shares" effective May 30, 2012.

      IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of May 21, 2012 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.





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
ROBERT E. BUTLER
Robert E. Butler
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116


MAUREEN R. GOLDFARB Maureen R. Goldfarb
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116


DAVID H. GUNNING
PersonNameDavid H. Gunning
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116


WILLIAM R. GUTOW
PersonNameWilliam R. Gutow
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116


MICHAEL HEGARTY
Michael Hegarty
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116


JOHN P. KAVANAUGH
John P. Kavanaugh
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116


ROBERT J. MANNING
Robert J. Manning
MFS Investment Management
500 Boylston Street
Boston, MA 02116


J. DALE SHERRATT
J. Dale Sherratt
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116


LAURIE J. THOMSEN
Laurie J. Thomsen
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116


ROBERT W. UEK
Robert W. Uek
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116



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